PROSPECTUS

13,750,000 Shares

Nuveen Municipal High Income Opportunity Fund 2

Common Shares

$15.00 per Share

Investment Objectives.    The Fund is a newly organized, diversified, closed-end management investment company.

•	The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax.

•	The Fund’s secondary investment objective is to seek additional total return.

Generally, the Fund expects to be fully invested in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering.

(continued on following page)

The Fund’s common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or “ticker” symbol is “NMD.”

Investing in the Fund’s common shares involves certain risks. See “ Risks” beginning on page 30 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 10 of this prospectus.

	Per Share(3)	Total(4)
Public offering price	$15.00	$206,250,000
Sales load(1)	$.675	$9,281,250
Proceeds to the Fund(2)	$14.325	$196,968,750
(1)	NAM has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a structuring fee to Wachovia Capital Markets, LLC and an incentive fee to Raymond James & Associates, Inc. See “Underwriting.”
(2)	Total expenses of issuance and distribution (other than underwriting discounts and commissions) are estimated to be $.03 per share ($412,500). After payment of such expenses, proceeds to the Fund will be $14.295 per share. Nuveen Investments, LLC has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $.03 per common share.
(3)	If the Fund offers preferred shares, the sales load and offering costs of the preferred shares, estimated to be approximately $.09 per common share, will be borne by holders of the common shares and result in a reduction in the net asset value of common shares.
(4)	The Fund has granted the underwriters an option to purchase up to 2,062,500 additional common shares at the public offering price less the sales load within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the total public offering price, sales load and proceeds to the Fund will be $237,187,500, $10,673,438 and $226,514,063, respectively. See “Underwriting.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver the common shares to purchasers on or about November 20, 2007.

Merrill Lynch & Co.	Nuveen Investments, LLC	Wachovia Securities

BB&T Capital Markets	Robert W. Baird & Co.	H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.	Ferris, Baker Watts	J. J. B. Hilliard, W. L. Lyons, Inc.
Incorporated
Janney Montgomery Scott LLC	Oppenheimer & Co.	RBC Capital Markets
Raymond James	Stifel Nicolaus	SunTrust Robinson Humphrey
Wedbush Morgan Securities Inc.		Wells Fargo Securities

The date of this prospectus is November 15, 2007.

Portfolio Contents.    Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets, as defined on page 7 of this prospectus) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. The Fund will invest in municipal securities that NAM believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. The Fund will invest at least 50% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. A security is considered investment grade quality if it is rated within the four highest letter grades by at least one of the nationally recognized statistical rating organizations that rate such security, or if it is unrated but judged to be of comparable quality by NAM. The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade quality or that are unrated but judged to be of comparable quality by NAM. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by NAM. Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will achieve its investment objectives.

Leverage.    Following the completion of this offering, the Fund intends to seek to increase the Fund’s common share net income and returns by utilizing financial leverage through offering preferred shares of beneficial interest and investing the proceeds in the manner described above. The Fund currently anticipates that leverage will represent approximately 35% of the Fund’s Managed Assets. There is no assurance that the Fund will utilize leverage or that the Fund’s leverage strategy will be successful. See “Risks—Leverage Risk.”

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated November 15, 2007, and as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus. You also may obtain a copy of Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund will amend this prospectus if there are any material changes to the information provided subsequent to the date of the prospectus and prior to completion of this offering.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a newly organized, diversified, closed-end management investment company.

The Offering

The Fund is offering 13,750,000 common shares of beneficial interest at $15.00 per share through a group of underwriters (the “Underwriters”) led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and Nuveen Investments, LLC (“Nuveen”). The common shares of beneficial interest are called “Common Shares” in this prospectus. You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to 2,062,500 additional Common Shares to cover orders in excess of 13,750,000 Common Shares. See “Underwriting.” Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.03 per Common Share.

Who May Want to Invest

You should consider your investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•	Attractive level of income exempt from regular federal income tax;

•	Potential for additional total return;

•	Regular monthly dividends;

•	Portfolio diversification that a municipal securities investment may provide;

•	Professional selection and active management of a municipal securities portfolio; and

•	Potential for enhanced returns through prudent leverage.

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objectives

and Policies

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return. The Fund’s investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. The Fund cannot assure you that it will attain its investment objectives. See “The Fund’s Investments” and “Risks.”

The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy.

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 7 of this prospectus) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. See “The Fund’s Investments—Municipal Securities” and “The Fund’s Investments—Derivatives” for additional information on the types of securities in which the Fund may invest. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments that create exposure to municipal bonds, notes and securities and that provide for the payment of interest income that is exempt from regular federal income tax. See “The Fund’s Investments—Municipal Securities” for additional information on the types of municipal securities in which the Fund may invest. Municipal securities are debt obligations generally issued by state and local governmental entities to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities may also be issued to finance and refinance privately owned facilities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured variously by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other users charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income tax, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Under normal circumstances:

•

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the nationally recognized statistical rating organizations (“NRSRO”) that rate such security, or (ii) unrated but judged to be of comparable quality by NAM. In the event that the percentage of Managed Assets rated investment grade quality declines below 50%, the Fund will seek to purchase investment grade quality securities and restore the target minimum in a timely manner.

•

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by NAM. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•

The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within three to four months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

The Fund’s assets, including assets attributable to any offering of preferred shares of beneficial interest (“MuniPreferred® Shares”) that may be outstanding, are called “Managed Assets.”

Special Tax Considerations

The Fund may invest up to 30% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be subject to capital gains taxes. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. See “Tax Matters.”

Distributions

Commencing with the first distribution, the Fund will pay monthly distributions to holders of Common Shares (“Common Shareholders”) at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. The Fund expects to declare its initial Common Share distribution approximately 30 to 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) otherwise allocable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

Automatic Reinvestment

Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

MuniPreferred Shares and Leverage

Following completion of this offering, the Fund intends to seek to increase Common Share net income and returns by utilizing financial leverage by offering MuniPreferred Shares and investing the proceeds in the manner described in this prospectus. The Fund currently anticipates that MuniPreferred Shares will represent up to approximately 35% of the Fund’s Managed Assets. There is no assurance that the Fund will issue MuniPreferred Shares.

There is no guarantee that the Fund’s leverage strategy will be successful. See “Risks—Leverage Risk.” MuniPreferred Shares generally will pay dividends based on short-term rates, which will be reset frequently, but the Fund may from time to time elect to extend the dividend period and pay a longer term dividend rate. So long as the rate of income, net of applicable Fund expenses, on the Fund’s portfolio investments exceeds the MuniPreferred Share dividend rate, the investment of the proceeds of MuniPreferred Shares will generate more income than will be needed to make dividend payments. If so, the excess will be available to pay higher dividends to Common Shareholders. See “MuniPreferred Shares and Leverage.”

Investment Adviser

NAM will be the Fund’s investment adviser, responsible for investing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $170.4 billion of assets under management as of September 30, 2007, of which over $64.2 billion was in municipal securities. Regarding this $64.2 billion of tax-exempt municipal securities, approximately $35.0 billion, $15.3 billion, $12.4 billion and $1.4 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end funds as measured by the number of funds (119) and the amount of fund assets under management (approximately $53.2 billion) as of September 30, 2007. NAM had approximately $66.8 billion in assets under management as of September 30, 2007.

On November 13, 2007, Nuveen Investments consummated the transaction whereby it was acquired by investors led by Madison Dearborn Partners, LLC. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”)) of NAM (and the Fund). Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. For additional information regarding the transaction, see “Management of the Fund—Nuveen Investments.”

The Fund will pay NAM an annual management fee, payable monthly, in a maximum amount equal to .75% of the Fund’s average daily Managed Assets (as previously defined, Managed Assets include assets attributable to the principal amount of any MuniPreferred Shares that may be outstanding), this maximum fee is equal to the sum of a “fund-level fee” and a “complex-level fee.” The fund-level fee is a maximum of .55% of the Fund’s average total daily Managed Assets, with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of .20% of the

Fund’s daily Managed Assets based on the daily Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S., with lower fee levels for complex-level assets that exceed $55 billion. Based on complex-level assets of approximately $73.1 billion as of September 30, 2007, the complex-level fee would be .1831% of Managed Assets and the total fee to NAM would be .7331% of Managed Assets (assuming Managed Assets of $125 million). NAM has contractually agreed to waive all or a portion of the Fund’s fund-level and complex-level fees, in declining amounts for the first partial month of the Fund’s operations through the next full 9 months of its operations (through August 31, 2008).  For more information on fees and expenses, including fees attributable to Common Shares, see “Management of the Fund.”

Listing

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. See “Description of Shares—Common Shares.” The trading or “ticker” symbol of the Common Shares is “NMD.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian and transfer agent. See “Custodian and Transfer Agent.”

Special Risk

Considerations

Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund will use leverage, which magnifies the securities market risks described above. See “Risks—Investment and Market Risk” and “MuniPreferred Shares and Leverage.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value.    Shares of closed-end investment companies like the Fund frequently trade at prices lower than net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $14.325. Net asset value and net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $.03 per Common Share) and by any costs associated with the issuance of MuniPreferred Shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Credit and Below Investment Grade Risk.    Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. The Fund may invest up to 50% (measured at the time of investment) of its Managed Assets in municipal securities that are rated below investment grade or that are unrated but judged to be of comparable quality by NAM; provided, that no more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B-/B3 or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risks—Market Discount From Net Asset Value and Expected Reductions in Net Asset Value” and “Risks—Credit and Below Investment Grade Risk.”

Interest Rate Risk.    Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the Fund will invest primarily in long-term municipal securities, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal securities. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities in response to changes in interest rates are not typically highly correlated to the fluctuations of the prices of investment grade quality securities in response to such changes in interest rates. The Fund’s use of leverage, as described herein, will tend to increase Common Share interest rate risk. See “Risks—Interest Rate Risk.”

Municipal Securities Market Risk.    The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NAM than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. See “Risks—Municipal Securities Market Risk.”

Reinvestment Risk.    Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price or their overall returns.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Tax Risk.    The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments. See “Risks—Tax Risk.”

Leverage Risk.    The Fund’s anticipated use of leverage through the issuance of MuniPreferred Shares will create an opportunity for increased Common Share net income and returns, but also will create two major types of risks for Common Shareholders:

•

the likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of the issuance of MuniPreferred Shares, are borne entirely by the Common Shareholders; and

•

the possibility that (i) Common Share income will fall if the dividend rate on MuniPreferred Shares rises, (ii) Common Share income will fluctuate because the dividend rate on MuniPreferred Shares varies or (iii) Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage.

The amount of fees paid to NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between NAM and the Common Shareholders.

In addition, there is no assurance that the Fund’s leveraging strategy, if utilized, will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of MuniPreferred

Shares (for example, distribution related expenses such as a participation fee paid at what the Fund expects will be an annual rate of .25% of MuniPreferred Share liquidation preference to broker-dealers successfully participating in MuniPreferred Share auctions). The issuance of MuniPreferred Shares would leverage the Common Shares and the MuniPreferred Shares would have a senior claim on the distribution of the Fund’s assets over the Common Shares. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund’s portfolio of investments, the benefit to the holders of the Common Shares of issuing MuniPreferred Shares would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of the Fund’s Common Shares than if the Fund had not issued MuniPreferred Shares.

If the Fund seeks an investment grade rating from a NRSRO for any MuniPreferred Shares issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. Accordingly, the Fund cannot assure the issuance of MuniPreferred Shares will result in a higher yield or return to the Fund’s Common Shareholders.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per MuniPreferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Anti-Takeover Provisions.    The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-laws (the “By-laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws” and “Risks—Anti-Takeover Provisions.”

In addition, an investment in the Fund raises other risks, which are more fully disclosed in the “Risks” section of this prospectus, including: risks relating to the sectors and industries in which the Fund invests; risks of investing in municipal leases and certificates of participation in such leases; risks regarding the use of derivatives or other transactions for investment purposes or for hedging; risks regarding events that could have a disruptive effect on the securities markets; risks that deflation will cause an adverse effect on the market valuation and creditworthiness of companies; risks relating to investing in illiquid securities; and risks of being precluded from effecting certain principal transactions with affiliated brokers. See “Risks.”

SUMMARY OF FUND EXPENSES

The Annual Expenses table below assumes the issuance of MuniPreferred Shares in an aggregate amount equal to 35% of the Fund’s Managed Assets (assuming an interest rate on MuniPreferred Shares of 3.45%, which is subject to change based on prevailing market conditions), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes no issuance of MuniPreferred Shares (such as will be the case prior to the Fund’s expected issuance of MuniPreferred Shares).

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	.20%
MuniPreferred offering expenses (estimated as a percentage of offering price)(2)	.61%
Dividend Reinvestment Plan Fees	None	(3)

	Percentage of Net Assets Attributable to Common Shares(4)
Annual Expenses (as a percentage of net assets attributable to Common Shares)
Management Fees:
Fund-Level Fees(5)	.85%
Complex-Level Fees(5)	.31%
Other Expenses(6)	.31%

Total Annual Expenses	1.47	%(7)
Cost of Dividends on MuniPreferred Shares	1.82%

Total Annual Expenses and Dividends on MuniPreferred Shares	3.29	%(7)

The following example illustrates the expenses (including (i) the sales load of $45, (ii) estimated offering expenses of this offering of $2 (iii) the estimated MuniPreferred Share offering costs (other than the dividend payments associated therewith) representing 35% of the Fund’s Managed Assets (including the aggregate amount obtained from leverage) in an amount of $6) and (iv) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.47% of net assets attributable to Common Shares and (2) a 5% annual return:(8)

1 Year	3 Years	5 Years	10 Years
$67	$97	$129	$220

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations and assume that the Fund issues approximately 16,666,667 Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table, and may increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 16,666,667 Common Shares. See “Management of the Fund” and “Dividend Reinvestment Plan.”

(1)	Nuveen has agreed to pay (i) all organizational expenses of the Fund and (ii) offering costs of the Fund (other than sales load) that exceed $.03 per Common Share. Based on an estimated offering size of $250,000,000 (16,666,667 Common Shares), the Fund would pay a maximum of $500,000 of offering costs and Nuveen would pay all offering costs in excess of $500,000, which is currently estimated to be $215,000.

(2)	If the Fund issues MuniPreferred Shares, costs associated therewith (other than dividend payments), estimated to be approximately 1.21% of the MuniPreferred Share offering (including the sales load paid to the underwriters in connection with that offering), will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund’s capital (after their issuance), these costs (including the sales load paid to the underwriters in connection with the MuniPreferred Share offering) are estimated to be approximately $1,515,000 or $.0909 per Common Share (.61% of the offering price). These offering costs are not included among the expenses shown in the Annual Expenses Table.

(3)	You will be charged a $2.50 service charge and pay brokerage charges if you direct State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”) to sell your Common Shares held in a dividend reinvestment account.

(4)	The following table shows the Fund’s expenses as percentages of net assets attributable to Common Shares. Assuming no issuance of MuniPreferred Shares, the Fund’s expenses would be estimated to be as follows:

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees:
Fund-Level Fees	.55%
Complex-Level Fees	.20%
Other Expenses	.20%

Total Annual Expenses	.95%

(5)	At the highest fee breakpoint. Based on complex-level assets of $73.1 billion as of September 30, 2007, the complex-level fee would be .1831% (.2817% assuming 35% leverage) instead of the highest level of .20%. See “Management of the Fund—Investment Management Agreement.”

(6)	Estimated expenses based on the current fiscal year. Expenses attributable to the Fund’s investments in other investment companies, including closed-end funds and ETFs, if any, are currently estimated not to exceed .01% of net assets attributable to Common Shares. See “Portfolio Composition and Other Information—Other Investment Companies.”

(7)	NAM has contractually agreed to waive (i) 100% of the Fund’s fund-level and complex-level management fees for the initial partial month and next three full months of the Fund’s operations, (ii) 50% for months four through six and (iii) 25% for months seven through nine. With this contractual waiver, “Total Annual Expenses and Dividends on MuniPreferred Shares” would be estimated to be 2.78% of net assets attributable to Common Shares.

(8)

The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share net asset value. The expenses shown do not include the cost of dividends and distributions on MuniPreferred Shares. The expenses shown would be higher if such cost was included. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The example also does not include NAM’s waiver of the Fund’s fund-level and complex-level fees as described in footnote 7 above and in “Management of the Fund—Investment Management Agreement.”

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on September 13, 2007, pursuant to a Declaration governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be $196,556,250 ($226,039,688 if the Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with the Fund’s investment objectives and policies within approximately three to four months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government or its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.

The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined on page 7 of this prospectus) in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are debt obligations generally issued by state and local governmental entities to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other users charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short term interim basis, anticipating repayment with the proceeds on long term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender-option bonds, and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships, or other investment companies.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable relative investment values and opportunities for tax-exempt income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income taxes, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Under normal circumstances:

•

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the NRSROs that rate such security, or (ii) unrated but judged to be of comparable quality by NAM.

•

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•

The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within three to four months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security,

NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) of municipal securities is set forth in Appendix A to the Statement of Additional Information.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may use any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets. In addition, the Fund may invest up to 10% of its Managed Assets (up to 15% during its initial invest-up period) in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund. The Fund will invest in inverse floating rate securities as part of its regular investment program in order to enhance its ability to achieve the Fund’s investment objectives.

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives. During such periods, the Fund may invest up to 100% of its net assets in short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax. For more information, see the Statement of Additional Information under “Tax Matters.”

The Fund’s policies noted above are not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, the Fund’s policy that it will invest at least 80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” MuniPreferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—MuniPreferred Shares—Voting Rights” and the Statement of Additional Information under “Description of Shares—MuniPreferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of MuniPreferred Shares.

If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a significant portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, distributions of net capital gain will be subject to capital gains taxes. See “Tax Matters.”

NAM Investment Philosophy and Process

NAM is the Fund’s investment adviser, responsible for investing the Fund’s Managed Assets. NAM, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $170.4 billion of assets under management as of September 30, 2007, of which $64.2 billion was in municipal securities. Regarding this $64.2 billion of tax-exempt municipal securities, approximately $35.0 billion, $15.3 billion, $12.4 billion and $1.4 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. See “Management of the Fund.”

Investment Philosophy.    NAM believes that the unique tax treatment of municipal securities and the structural characteristics in the municipal securities market create attractive opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. NAM believes that these unique characteristics also present unique risks that may be managed to realize the benefits of the asset class. NAM considers the following factors:

After-Tax Income Potential.    The primary source of total return from municipal securities comes from the tax-exempt income derived therefrom. NAM believes that, at acceptable levels of credit risk and maturity principal risk, the municipal securities market offers the potential for higher after-tax income when compared with other fixed income markets.

Managing Multi-Faceted Risks.    Risk in the municipal securities market is derived from multiple sources, including credit risk at the issuer and sector levels, structural risks such as call risk, yield curve risk, and legislative and tax-related risks. NAM believes that managing these risks at both the individual security and Fund portfolio levels is an important element of realizing the after-tax income and total return potential of the asset class.

Opportunities for Diversification.    As of September 30, 2007, the municipal securities market aggregated approximately $2.5 trillion, with issuers with a wide array of financing purposes, security terms, offering structures and credit quality. NAM believes that the size and depth of the municipal securities market may facilitate the creation of a diversified portfolio that reduces exposure to the risks of individual issuers and may lower correlations to other credit and market risks within an investor’s overall portfolio.

Market Inefficiencies.    NAM believes that the scale and intricacy of the municipal securities market often results in pricing anomalies and other inefficiencies that can be identified and capitalized on through trading strategies.

Investment Process.    NAM employs a bottom-up, research-driven investment strategy that seeks to identify underrated and undervalued municipal securities and sectors to potentially outperform the general municipal securities market over time. The primary elements of NAM’s investment process are:

Credit Analysis and Surveillance.    NAM focuses on bottom-up, fundamental analysis of municipal securities issuers. Analysts screen each sector for issuers that meet the fundamental tests of creditworthiness and favor those securities with demonstrable growth potential, solid coverage of debt service and a priority lien on hard assets, dedicated revenue streams or tax resources. As part of NAM’s overall risk management process, analysts actively monitor the credit quality of portfolio holdings.

Sector Analysis.    Organized by sector, analysts continually assess the key issues and trends affecting each sector in order to maintain a sector outlook. Evaluating such factors as historical default rates and average credit spreads within each sector, analysts provide top-down analysis that supports decisions to overweight or underweight a given sector in a portfolio.

Diversification.    NAM seeks to invest in a large number of sectors, states and specific issuers in order to help insulate a portfolio from events that affect any individual industry, geographic location or credit.

Portfolio managers normally seek to limit exposure to individual credits over the long-term. Portfolio managers also seek to diversify other portfolio level risks, including exposure to calls, and to manage a portfolio’s interest rate sensitivity within tolerance bands relative to the relevant benchmark.

Trading Strategies.    Through its trading strategies, NAM seeks to enhance portfolio value by trading to take advantage of inefficiencies found in the municipal market. This may entail selling issues NAM deems to be overvalued and purchasing issues NAM considers to be undervalued.

Sell Discipline.    NAM generally sells securities when it (i) determines a security has become overvalued or over-rated, (ii) identifies credit deterioration, or (iii) modifies a portfolio strategy, such as sector allocation. NAM may also sell securities when such securities exceed the portfolio’s diversification targets.

Portfolio Composition and Other Information

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information under “Portfolio Composition.”

Municipal Securities

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

The municipal securities in which the Fund will invest are generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam), and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by NAM to be reliable), is exempt from regular federal income tax, although the interest may be subject to the federal alternative minimum tax.

The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The market value of a municipal security will generally depend upon its form, maturity, call features, interest rate, as well as the credit quality of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends. To implement its strategy, the Fund expects that it will invest primarily in long term municipal securities with maturities ranging from 10 to 30 years, and in some cases longer intervals. The average maturity of the bonds and securities in the portfolio may vary from between 10 and 15 years to between 20 and 25 years, depending upon market conditions and an assessment by the portfolio manager of which segments of the municipal market offer the most favorable investment values and opportunities for income and total return. While the Fund’s investment strategy will seek to maximize the potential income from the portfolio that is exempt from federal income taxes, the long dated maturity exposure may increase the volatility of the Fund’s investment portfolio over time in relation to changes in long term rates in the municipal marketplace.

Municipal Leases and Certificates of Participation.    The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long- term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax.

Inverse Floating Rate Securities.    Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities, which are sold to third party investors, and residual inverse floating rate municipal securities, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. For its investment, the Fund is paid the residual cash flow from the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities. An inverse floating rate municipal security generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related special purpose trust exceeds 50% of the principal amount of the municipal bonds owned by the special purpose trust.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value is generally more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

The Fund intends to invest in inverse floating rate securities the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by NAM, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the “IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Fund intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Zero Coupon Bonds

A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives

The Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts, options on financial futures, options on swap contracts or other derivative securities whose prices, in NAM’s opinion, correlate with the prices of the Fund’s investments. NAM uses derivatives to shorten or lengthen the effective duration of its portfolio securities, and therefore the interest rate risk, of the Fund’s portfolio, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risks—Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses and Dividends on MuniPreferred Shares” on page 16 of this prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

MUNIPREFERRED SHARES AND LEVERAGE

Following completion of this offering, the Fund intends to seek to increase Common Share net income and returns through issuing MuniPreferred Shares. The Fund intends to use leverage by issuing MuniPreferred Shares in an amount of approximately 35% of the Fund’s Managed Assets. The amount of outstanding MuniPreferred Shares may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions will be determined by the Fund’s Board of Trustees. Unless and until the Fund uses leverage, this section will not apply.

The Fund intends to apply for ratings from a NRSRO (most likely S&P, Moody’s and/or Fitch) for any MuniPreferred Shares it may issue. The Fund presently anticipates that any MuniPreferred Shares that it intends to issue initially would be given ratings of at least AA/Aa by such NRSROs as S&P (“AA”), Moody’s (“Aa”) or Fitch (“AA”).

MuniPreferred Shares will have seniority over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. There is no assurance that the Fund’s leveraging strategy will be successful.

Changes in the value of the Fund’s portfolio securities, including costs attributable to MuniPreferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund uses leverage, the fees paid to NAM for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total dividends paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund’s net capital gain or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund’s leveraged structure to Common Shareholders will be reduced.

Under the 1940 Act, the Fund is not permitted to issue its own preferred shares unless immediately after the issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage less liabilities other than borrowings). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If MuniPreferred Shares are outstanding, two of the Fund’s trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shares would be entitled to elect a majority of the trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on MuniPreferred Shares (expected to be at least AA/Aa), the Fund will not issue MuniPreferred Shares.

The Fund may also borrow money as a temporary measure for various extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Assuming the utilization of leverage through issuing MuniPreferred Shares in an amount currently anticipated to represent approximately 35% of the Fund’s Managed Assets, at a dividend rate of 3.45% payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 1.208% in order to cover such dividend payments and other expenses specifically related to MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund’s Managed Assets, and the Fund’s currently projected annual dividend rate of 3.45%. See “Risks—Leverage Risk.”

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(17.24)%	(9.55)%	(1.86)%	5.83%	13.53%

Common Share total return is comprised of two elements — the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by the Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the dividends and other income it receives on its portfolio investments will be entirely offset by losses in the value of those portfolio securities.

RISKS

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

Investment and Market Risk

An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund will use leverage, which magnifies the securities market risks described above. See “MuniPreferred Shares and Leverage.”

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $14.325. The net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $.03 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Credit and Below Investment Grade Risk

Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. The Fund may invest up to 50% of its Managed Assets in municipal securities that are rated below investment grade at the time of investment or that are unrated but judged to be of comparable quality by NAM. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal when due, and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for municipal securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade municipal securities. For these reasons, an investment in the Fund is subject to the following specific risks:

•	increased price sensitivity resulting from changing interest rates and/or a deteriorating economic environment;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments compared to an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below investment grade municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse impact on the Fund’s net asset value and the market value of its Common Shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below investment grade municipal securities than the market for investment grade municipal securities. The prices quoted by different dealers for below investment grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below investment grade municipal securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below investment grade securities are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below investment grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below investment grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below investment grade securities may adversely affect the Fund’s net asset value. In addition, investments in below investment grade zero coupon bonds rather than income-bearing below investment grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by companies in default on their obligations to pay principal or interest thereon when due or that are involved in bankruptcy or insolvency proceedings, or are otherwise experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Interest Rate Risk

Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities in which the Fund may invest typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the Fund’s net asset value. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of the Fund’s debt securities and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful.

Municipal Securities Market Risk

Investing in the municipal securities market involves certain risks. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of NAM than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund currently values them.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or their overall returns.

Inverse Floating Rate Securities Risk

The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Tax Risk

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Leverage Risk

Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include higher volatility of the net asset value of the Common Shares, the likelihood of more volatility in the market value of the Common Shares and the possibility that (i) Common Share income will fall if the dividend rate on MuniPreferred Shares rises, (ii) Common Share income will fluctuate because the dividend rate on MuniPreferred Shares varies or (iii) Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the securities acquired by the Fund with the proceeds of leverage.

The amount of fees paid to NAM for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between NAM and the Common Shareholders.

So long as the Fund is able to realize a higher net return on its investment portfolio than the then current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher net return than if the Fund were not so leveraged. On the other hand, to the extent that the then current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then current cost of any leverage were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund’s leverage strategy will be successful. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of any MuniPreferred Shares (for example, distribution related expenses such as a participation fee paid at what it expects will be an annual rate of .25% of MuniPreferred Share liquidation preference to broker-dealers successfully participating in MuniPreferred Share auctions).

Any decline in the net asset value of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the use of leverage by the Fund will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease also will tend to cause a greater decline in the market price for the Common Shares. To the extent that the Fund is required or elects to redeem any MuniPreferred Shares, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders.

If the Fund seeks an investment grade rating from a NRSRO for any MuniPreferred Shares issued by the Fund (which the Fund expects to do), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. Accordingly, the Fund cannot assure the issuance of MuniPreferred Shares will result in a higher yield or return to the holders of the Fund’s Common Shares.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per MuniPreferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund’s Common Shares and the returns to Common Shareholders.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the dividends paid to MuniPreferred Shareholders can decline.

Sector and Industry Risk

The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws by companies in the tobacco industry, could adversely affect the tobacco industry which, in turn, could have an adverse affect on tobacco-related municipal securities. The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of the Fund’s Managed Assets.

Subject to rating agency guidelines, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds, and other private activity bonds. Subject to the availability of suitable investment opportunities, NAM will attempt to minimize the sensitivity of the Fund’s portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Special Risks Related to Certain Municipal Obligations

The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Derivatives Risk

The Fund may use derivatives or other transactions for investment purposes or for hedging the portfolio’s exposure to high yield credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to NAM’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that NAM’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Market Disruption Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any period of rising inflation MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Illiquid Securities Risk

The Fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Certain Affiliations

In addition to the indirect affiliation discussed on page 40 of this prospectus, certain broker-dealers may be considered to be affiliated persons of the Fund, NAM and/or Nuveen. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate. See also “Management of the Fund—Nuveen Investments” and “—Investment Adviser.”

Anti-Takeover Provisions

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. The Fund may become subject to guidelines which are more limiting than the investment limitations referred to above in order to obtain and maintain ratings from Moody’s, S&P or Fitch on the MuniPreferred Shares, including with respect to the Fund’s hedging strategies described below. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objectives. See “Investment Objectives and Policies” in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Limited Issuance of MuniPreferred Shares

Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the asset coverage of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund’s asset coverage, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund’s assets, was reduced. The Fund intends to issue MuniPreferred Shares representing approximately 35% of the Fund’s Managed Assets. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund’s portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund’s asset coverage.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The MuniPreferred Shares pay dividends at rates based on short-term periods (ranging from seven days to five years), which are reset periodically pursuant to an auction. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

The Fund may take certain actions if short- or intermediate-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the dividend rate period of outstanding MuniPreferred Shares.

The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under “Risks—Leverage Risk,” the success of any such attempt to limit leverage risk depends on NAM’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using credit default swaps, interest-rate swaps on taxable tax-exempt indices, forward starting rate swaps and options on interest rate swaps, financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of NAM, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by NAM. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $170.4 billion of assets under management as of September 30, 2007, of which $64.2 billion was in municipal securities. Regarding this $64.2 billion of tax-exempt municipal securities, approximately $35.0 billion, $15.3 billion, $12.4 billion and $1.4 billion represent assets relating to closed-end municipal bond funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively. At such time as the Fund receives an exemptive order permitting it to do so, or as otherwise permitted by the 1940 Act or the rules thereunder, the Fund may, without obtaining approval of the Common Shareholders, retain an unaffiliated subadviser to perform some or all of the portfolio management functions on the Fund’s behalf.

NAM will be responsible for investing the Fund’s Managed Assets. NAM also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. John V. Miller and Johnathan N. Wilhelm will both serve as the portfolio managers of the Fund.

John V. Miller, CFA, is a Managing Director and supervises the portfolio management activities for NAM’s open-end and closed-end tax-exempt bond funds, which total $52 billion in assets under management. He has direct responsibility as the manager of the Nuveen High Yield Municipal Bond Fund and the Nuveen Municipal High Income Opportunity Fund, as well as other high yield municipal funds and institutional accounts. He joined Nuveen’s investment management team in 1996 as a municipal credit analyst, and moved into portfolio management in 2000. Mr. Miller is a frequent commentator for financial news media outlets such as Bloomberg, Dow Jones, and Reuters, and often appears on Bloomberg TV and CNBC. He earned his B.A. in Economics and Political Science from Duke University, an M.A. in Economics from Northwestern University, and an M.B.A. with Honors in Finance from the University of Chicago.

Johnathan N. Wilhelm is a Vice-President with portfolio management responsibilities relating to NAM’s open-end and closed-end tax-exempt bond funds, which total $6 billion in assets under management. He has direct responsibility as the manager of the Nuveen High Yield Municipal Bond Fund and the Nuveen Municipal High Income Opportunity Fund, since 2006. Mr. Wilhelm has over eighteen years of industry experience. From 1999 to 2006, Mr. Wilhelm headed the research activities for IDBs, utilities and real estate-backed financings. Prior to joining NAM in 1999, Mr. Wilhelm was Senior Credit Analyst in the Van Kampen Senior Loan Group, covering portfolio exposure of approximately $6 billion. Before joining the senior loan group, he was a Senior Fixed-Income Analyst for the mutual funds and unit investment trusts. Prior to joining Van Kampen, he was the Chief Utilities Research Officer for a $3.2 billion portfolio of investor-owned utilities at the Canadian Imperial Bank of Commerce. He received his B.S. in Business from Miami University of Ohio and his J.D. from DePaul University.

Additional information about the portfolio managers’ compensation, other accounts managed by them and other information is provided in the Statement of Additional Information. The Statement of Additional Information is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Investments

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and resulted in the automatic termination of the agreement. The Board of Trustees of the Fund considered and approved a new ongoing investment management agreement with NAM. The new ongoing agreement was approved by the Fund’s initial sole shareholder, NAM, and took effect on November 13, 2007.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. NAM does not believe that any such prohibition or limitation will have a materially adverse effect on the Fund’s ability to pursue its investment objectives and policies.

Investment Management Agreement

Pursuant to an investment management agreement between NAM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NAM, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below, according to the following schedule. Managed Assets include assets attributable to MuniPreferred Shares.

Fund-Level Fee.    The fund-level fee shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
Up to $125 million	.5500%
$125 million to $250 million	.5375%
$250 million to $500 million	.5250%
$500 million to $1 billion	.5125%
$1 billion to $2 billion	.5000%
$2 billion and over	.4750%

Complex-Level Fee.    The effective rates of the complex-level fee at various specified complex-wide asset levels are as indicated in the following table:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

(1)	Complex Managed Assets are the aggregate Managed Assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. Complex Managed Assets were approximately $73.1 billion as of September 30, 2007.

In addition to NAM’s management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NAM), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent registered accounting firm, expenses of repurchasing shares, expenses of issuing any MuniPreferred Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment distributions to shareholders.

For the initial partial month and next full 9 months of the Fund’s operations, NAM has contractually agreed to waive all or a portion of the Fund’s fund-level and complex level fees in the amounts, and for the time periods set forth below:

Month	Percentage Waived
Initial Partial Month	100%
1st Full Month	100%
2nd Full Month	100%
3rd Full Month	100%
4th Full Month	50%
5th Full Month	50%
6th Full Month	50%
7th Full Month	25%
8th Full Month	25%
9th Full Month	25%

NAM has not agreed to waive any portion of the Fund’s fund-level and complex-level fees beyond the 9th full month of the Fund’s operations (August 31, 2008).

The basis for the Board of Trustee’s initial approval of the Fund’s investment management agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund will determine the net asset value of its shares daily, as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities reported on NASDAQ are valued at the NASDAQ Official Closing Price. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

DISTRIBUTIONS

Commencing with the first distribution, the Fund will pay monthly distributions to Common Shareholders. Distributions will be reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash.

Monthly distributions will be paid at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. Over time, the Fund will distribute all of its investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, the Fund intends to distribute, at least annually, the net capital gain and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. The Fund expects to declare its initial Common Share distribution approximately 30 to 45 days, and to pay that distribution approximately 60 to 90 days, from the completion of this offering, depending on market conditions.

As explained more fully below in “Tax Matters,” at least annually, the Fund may elect to retain rather than distribute all or a portion of any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) after paying any accrued dividends or making any redemption or liquidation payments to MuniPreferred Shareholders otherwise applicable to Common Shareholders and pay U.S. federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained net capital gain in their income for the year as a long-term capital gain (regardless of their holding period in the Common Shares), and will be entitled to an income tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company, as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters” below.

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the market price on that date.

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above net asset value before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (i) net asset value per Common Share determined on the last business day immediately prior to the purchase date or (ii) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and, subject to the rights of holders of MuniPreferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights or rights to cumulative voting. Whenever the Fund issues MuniPreferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and (ii) unless asset coverage (again, as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See “—MuniPreferred Shares” below.

The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 4.5% (the amount of the sales load as a percentage of the offering price), making the Fund’s net asset value per Common Share equal to $14.325. Net asset value of the Fund and the net asset value per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be an additional .20% as a percentage of the offering price). Nuveen has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $.03 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “MuniPreferred Shares and Leverage” and the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund.”

MuniPreferred Shares

The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

The Fund’s Board of Trustees has authorized an offering of MuniPreferred Shares that the Fund expects will likely be issued within approximately four months after completion of the offering of

Common Shares. Any final decision to issue MuniPreferred Shares is subject to market conditions and to the Board’s continuing belief that leveraging the Fund’s capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board has determined that the MuniPreferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

Limited Issuance of MuniPreferred Shares.    Under the 1940 Act, the Fund can issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total assets, measured immediately after issuance of the MuniPreferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund’s total net assets.

Distribution Preference.    The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

Voting Rights.    The 1940 Act requires that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than fifteen trustees). The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws” and the Statement of Additional Information under “Description of Shares—MuniPreferred Shares—Voting Rights.”

Redemption, Purchase and Sale of MuniPreferred Shares.    The terms of the MuniPreferred Shares provide that they may be redeemed by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund will increase such leverage. See “MuniPreferred Shares and Leverage.”

The discussion above describes the Board of Trustees’ present intention with respect to a possible offering of MuniPreferred Shares. The terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration. See the Statement of Additional Information under “Description of Shares—MuniPreferred Shares.”

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See the Statement of Additional Information under “Management of the Fund.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If MuniPreferred Shares are issued, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, MuniPreferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding MuniPreferred Shares, the action in question would also require the affirmative vote of the holders of at least two-thirds of the MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the MuniPreferred Shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and, if issued, MuniPreferred Shares, voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization that adversely affects the holders of any outstanding MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The Declaration provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration and By-laws on file with the Securities and Exchange Commission for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Bell, Boyd & Lloyd LLP, special counsel to the Fund.

The discussions below and certain disclosure in the Statement of Additional Information provide general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. shareholder and that you hold the Common Shares as a capital asset.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax. The Fund primarily invests in municipal securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico or Guam) or municipal securities whose income is otherwise exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trust and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.

In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.

As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such Common Shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. As noted above, absent further legislation, the 15% maximum rate applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of Common Shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Shares. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive social security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Fund may invest in other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated November 15, 2007, each Underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

Underwriters	Number of Common Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated	3,350,000
Nuveen Investments, LLC	2,230,000
Wachovia Capital Markets, LLC	4,000,000
Robert W. Baird & Co. Incorporated	240,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	240,000
Crowell, Weedon & Co.	80,000
Ferris, Baker Watts, Incorporated	60,000
H&R Block Financial Advisors, Inc.	435,000
J.J.B. Hilliard, W.L. Lyons, Inc.	230,000
Janney Montgomery Scott LLC	310,000
Oppenheimer & Co. Inc.	305,000
RBC Capital Markets Corporation	385,000
Raymond James & Associates, Inc.	1,020,000
Stifel, Nicolaus & Company, Incorporated	185,000
SunTrust Robinson Humphrey, Inc.	95,000
Wedbush Morgan Securities Inc.	80,000
Wells Fargo Securities, LLC	185,000
D.A. Davidson & Co.	20,000
Dominick & Dominick LLC	20,000
Andrew Garrett Inc.	20,000
J.B. Hanauer & Co.	20,000
Johnston, Lemon & Co. Incorporated	20,000
National Securities Corporation	20,000
M.L. Stern & Co., LLC	20,000
Summit Brokerage Services, Inc.	20,000
Torrey Pines Securities, Inc.	20,000
J.P. Turner & Company, L.L.C.	20,000
Wunderlich Securities, Inc.	20,000
B.C. Ziegler and Company	20,000
Bishop, Rosen & Co., Inc.	10,000
Brean Murray, Carret & Co., LLC	10,000
Deutsche Bank Securities Inc.	10,000
Jesup & Lamont Securities Corporation	10,000
LaSalle St. Securities, L.L.C.	10,000
Maxim Group LLC	10,000
SMH CAPITAL Inc.	10,000
Southwest Securities, Inc.	10,000

Total	13,750,000

The purchase agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and NAM have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the Underwriters may be required to make for any of those liabilities.

Commissions and Discounts

The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load investors in the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before November 20, 2007.

The following table shows the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

	Per Share	Without Option	With Option
Public offering price	$15.00	$206,250,000	$237,187,500
Sales load	$.675	$9,281,250	$10,673,438
Estimated offering expenses	$.03	$412,500	$474,375
Proceeds, after expenses to Fund	$14.295	$196,556,250	$226,039,688

The expenses of the offering are estimated at $412,500 and are payable by the Fund. Offering expenses paid by the Fund may include reimbursement to NAM or its affiliates for expenses incurred in connection with the offering, including compensation to sales personnel for (i) coordinating the road show, (ii) designing and coordinating the printing of marketing materials and (iii) participating in the road show by giving presentations at branch offices of the Underwriters. NAM has agreed to pay all organizational expenses and offering costs of the Fund (other than sales load) that exceed $.03 per Common Share.

Overallotment Option

The Fund has granted the Underwriters an option to purchase up to 2,062,500 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that Underwriter’s initial amount reflected in the preceding table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the Underwriters create a short position in our Common Shares in connection with the offering (i.e. , if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of our Common Shares to stabilize its price or to reduce a short position may cause the price of our Common Shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of our Common Shares. In addition, neither we nor any of the Underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the purchase agreement.

The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be Underwriters, and may also act as placement agent for issuers whose securities the Fund purchases in direct placement transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. One or more of the Underwriters of the Common Shares also may act as an underwriter of the Fund’s MuniPreferred Shares, if any.

The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

Other Relationships

NAM (and not the Fund) has agreed to pay from its own assets to Merrill Lynch an up-front fee for advice relating to the design and the organization of the Fund as well as for services related to the sale and distribution of the Common Shares in an amount equal to 1.25% of the total price to the public of the Common Shares issued in this offering. The total amount of these additional compensation payments to Merrill Lynch will not exceed 1.25% of the total price to the public of the Common Shares issued in this offering.

NAM (and not the Fund) has agreed to pay to Wachovia Capital Markets, LLC from its own assets a structuring fee up to $883,125 for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares. The structuring fee paid to Wachovia Capital Markets, LLC will not exceed .4282% of the total price to the public of the Common Shares sold in this offering.

NAM (and not the Fund) has agreed to pay to Raymond James & Associates, Inc. from its own assets an incentive fee up to $191,250. The incentive fee paid to Raymond James & Associates, Inc. will not exceed .0927% of the total price to the public of the Common Shares sold in this offering.

The total amount of the Underwriter compensation payments described above will not exceed 4.5% of the total price to the public of the Common Shares offered hereby. In addition, the sum total of all compensation to the Underwriters in connection with this offering of Common Shares will not exceed in the aggregate 6.275% of the total price to the public of the Common Shares sold in this offering.

Merrill Lynch also has engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the parent company of NAM, Nuveen Investments.

The Fund anticipates that Merrill Lynch and other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than Merrill Lynch may from time to time act as dealers in connection with the execution of portfolio transactions. As a result of the acquisition of Nuveen Investments by Madison Dearborn Partners, LLC, Merrill Lynch is an indirect affiliate of NAM (and the Fund). See “Management of the Fund—Nuveen Investments.”

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLP, Chicago, Illinois, and for the Underwriters by Clifford Chance US LLP, New York, New York. Bell, Boyd & Lloyd LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts. Ernst & Young LLP, an independent registered public accounting firm, provides accounting and auditing services to the Fund.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Until December 10, 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

13,750,000 Shares

Nuveen Municipal High Income Opportunity Fund 2

Common Shares

$15.00 per share

PROSPECTUS

Merrill Lynch & Co.

Nuveen Investments, LLC

Wachovia Securities

BB&T Capital Markets

Robert W. Baird & Co.

H&R Block Financial Advisors, Inc.

Crowell, Weedon & Co.

Ferris, Baker Watts

Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott LLC

Oppenheimer & Co.

RBC Capital Markets

Raymond James

Stifel Nicolaus

SunTrust Robinson Humphrey

Wedbush Morgan Securities Inc.

Wells Fargo Securities

November 15, 2007

EPR-NMD-1107

NUVEEN MUNICIPAL HIGH INCOME OPPORTUNITY FUND 2

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) is a newly organized, diversified, closed-end management investment company. Prior to October 4, 2007, the Fund was named “Nuveen Municipal High Income Strategy Fund.”

This Statement of Additional Information relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated November 15, 2007 (the “Prospectus”). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund’s Prospectus prior to purchasing such shares. A copy of the Fund’s Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Fund’s Prospectus or this Statement of Additional Information. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

1

This Statement of Additional Information is dated November 15, 2007.

2

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective is to provide attractive income exempt from regular federal income tax. The Fund’s secondary investment objective is to seek additional total return.

The Fund seeks to achieve its investment objectives by investing in municipal securities that Nuveen Asset Management (“NAM”), the Fund’s investment adviser, believes are underrated and undervalued, based upon its bottom-up, research-driven investment strategy. Under normal circumstances, the Fund will invest at least 80% of its assets, including assets attributable to any offering of preferred shares of beneficial interest (“MuniPreferred®” Shares) that may be outstanding (“Managed Assets”), in municipal securities and other related investments, the income from which is exempt from regular federal income tax. Generally, the Fund expects to be fully invested (at least 95% of its Managed Assets) in such tax-exempt municipal securities and other related investments. Up to 30% of the Fund’s Managed Assets may be invested in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

Under normal circumstances:

•

The Fund will invest at least 50% of its Managed Assets in investment grade quality municipal securities. Investment grade quality securities are those that are (i) rated within the four highest letter grades (including BBB- or Baa3 or better) by at least one of the nationally recognized statistical rating organizations (“NRSROs”) that rate such security, or (ii) unrated but judged to be of comparable quality by NAM. In the event that the percentage of Managed Assets rated investment grade quality declines below 50%, the Fund will seek to purchase investment grade quality securities and restore the target minimum in a timely manner.

•

The Fund may invest up to 50% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade. In an effort to pursue greater returns, the Fund may invest in municipal securities that are rated below investment grade. No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by NAM. This means that the Fund may invest in municipal securities, the issuer of which is in default on its obligations to pay principal or interest thereon when due or that is involved in bankruptcy or insolvency proceedings or is otherwise experiencing other financial difficulties at the time of acquisition (such securities are commonly referred to as distressed securities). Municipal securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds.

•

The Fund anticipates that, upon the full investment of the net proceeds from this offering (which is expected to occur within three to four months following the closing of this offering), it will have invested approximately 55% to 65% of its Managed Assets in investment grade quality municipal securities and approximately 35% to 45% of its Managed Assets in below investment grade quality municipal securities.

The credit quality policies noted above apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NAM may consider such factors as NAM’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group, a division of the McGraw-Hill Companies (“S&P”) and Fitch Ratings, Inc. (“Fitch”) of municipal securities is set forth in Appendix A to this Statement of Additional Information.

A more complete description of the Fund’s investment objectives and policies is set forth in the Fund’s Prospectus.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if applicable, MuniPreferred Shares voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class, if applicable:

(1) Issue senior securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), other than MuniPreferred Shares except to the extent permitted under the 1940 Act and except as otherwise described in the Prospectus;

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that such limitation shall not apply to municipal securities other than those municipal securities backed only by the assets and revenues of non-governmental users;

(5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

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(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and

(8) With respect to 75% of the value of the Fund’s total assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer.

For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the

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computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares (“Common Shareholders”) would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

(3) enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options;

(4) purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding; and

(5) purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and Statement of Additional Information.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. In addition, the Fund’s policy, as noted in the Prospectus, that it will invest at least 80% of its Managed Assets in investments, the income from which is exempt from regular federal income tax may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for MuniPreferred Shares, if any, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede NAM from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

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PORTFOLIO COMPOSITION

In addition to and supplementing the Prospectus section, “The Fund’s Investments—Portfolio Composition and Other Information,” the Fund’s portfolio will be composed principally of the investments described below.

MUNICIPAL SECURITIES

Municipal securities are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt.

Municipal securities may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund may also purchase municipal securities that represent lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, tender option bonds and other forms of municipal bonds and securities.

Municipal securities of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated Baa or BBB are considered “investment grade” securities; municipal securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal securities rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal securities rated Aaa or AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NAM’s research and analysis when investing in these securities.

The Fund may invest in distressed securities, which are securities issued by companies in default on their obligations to pay principal or interest thereon when due or that are involved in bankruptcy or insolvency proceedings or are otherwise experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

A general description of Moody’s, S&P’s and Fitch’s ratings of municipal securities is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The Fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15 to 30 years, but the weighted average maturity of obligations held by the Fund may be shorter, depending on market conditions. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in NAM’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt securities market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its Managed Assets in securities of other open or closed-end investment companies that invest primarily in municipal securities of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody’s, S&P’s and Fitch’s ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and the Fund will not be required to dispose of securities in the event Moody’s, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

The Fund presently intends to limit its investment in tobacco settlement bonds to no more than 10% of its Managed Assets.

Subject to guidelines which are imposed in connection with the Fund’s investment grade rating on the MuniPreferred Shares, the Fund may invest a significant portion of its Managed Assets in broad segments of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, special taxing districts, securities issued to finance charter schools and other private educational facilities, municipal utility securities, industrial development bonds and other private activity bonds. Subject to the availability of suitable investment opportunities, NAM will attempt to minimize the sensitivity of the Fund’s portfolio to credit and other risks associated with a particular sector or industry. However, if the Fund invests a significant portion of its Managed Assets in the segments noted above, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segments of the municipal securities market. To the extent that the Fund focuses its Managed Assets in the hospital and healthcare facilities sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued to finance charter schools and other private educational facilities will be subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation.

Up to 30% of the Fund’s Managed Assets may be invested in municipal securities subject to the federal alternative minimum tax applicable to individuals. Special federal alternative minimum tax rules apply to corporate investors. For a discussion of how the federal alternative minimum tax may affect shareholders, see “Tax Matters.”

Upon NAM’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering of common shares or MuniPreferred Shares are being invested, the Fund may deviate from its investment objectives and invest up to 100% of its Managed Assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see “Short-Term Investments” below.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Fund’s Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “nonappropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, the Fund will only purchase Municipal Lease Obligations where NAM believes the issuer has a strong incentive to continue making appropriations until maturity.

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HEDGING STRATEGIES AND OTHER USES OF DERIVATIVES

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Lehman Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade in “over-the-counter” or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivative transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Losses due to hedging transactions will reduce the Fund’s net asset value which in turn could reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s net assets. The Fund will invest in these instruments only in markets believed by NAM to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

Interest Rate and Total Return Swaps. The Fund may invest in interest rate swaps, total return swaps and other debt-related derivative instruments. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. In an interest rate swap, the Fund and another party exchange their respective commitments to pay each other floating for fixed rates of interest at a floating rate referenced to local short-term interest rates and a fixed rate referenced to the interest rate in the international (non-U.S.) local government securities market denominated in that non-U.S. market currency. In a total return swap, the Fund exchanges with another party their respective commitments to pay or receive the total return of an underlying asset and a floating local short-term interest rate.

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The Fund usually will enter into interest rate swaps and total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions, including the risk that the counterparty may be unable to fulfill the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. If NAM is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the Commodity Futures Trading Commission (“CFTC”) currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

The Fund and NAM have claimed, respectively, an exclusion from registration as a commodity pool operator and as a commodity trading advisor under the Commodity Exchange Act (the “CEA”) and, therefore, neither the Fund, NAM, nor their officers and directors, are subject to the registration requirements of the CEA or regulation as a commodity pool operator or a commodity trading adviser under the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. In addition, certain provisions of the Code (as defined under “Tax Matters—Federal Income Tax Matters”) may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See “Tax Matters.”

Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

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Interest Rate Transactions. In order to seek to hedge the value of the Fund’s portfolio to seek to increase the Fund’s return, the Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into these transactions to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or to seek to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund’s variable rate payment obligations. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset interest payments. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NAM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NAM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund’s Common Shares.

Repurchase Agreements. The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily. The agreed-upon repurchase price determines the yield during the Fund’s holding period.

Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in NAM’s opinion, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. NAM will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, NAM will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the Securities and Exchange Commission, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various Securities and Exchange Commission and Securities and Exchange Commission staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

The Fund generally will use its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable Securities and Exchange Commission and Securities and Exchange Commission staff positions. As a result of their segregation, such assets may not be used for other operational purposes. See the Fund’s Prospectus under “Risks—Leverage Risk.” NAM will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields, as determined by NAM, and in amounts limited to ensure that the Fund is eligible to pay exempt-interest dividends (as described in “Tax Matters” below). Short-term taxable fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks (whose securities are not backed by the full faith and credit of the United States Government), Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association (whose securities are not backed by the full faith and credit of the United States Government), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Company regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NAM monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NAM does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NAM will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Municipal Securities. Short-term tax-exempt municipal securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt municipal income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“Municipal Paper”) represent very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

ILLIQUID SECURITIES

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and certain repurchase agreements. The Fund does not intend to invest more than 50% of its Managed Assets in illiquid securities. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid. The assets used to cover OTC derivatives used by the Fund will be considered illiquid until the OTC derivatives are sold to qualified dealers who agree that the Fund may repurchase them at a maximum price to be calculated by a formula set forth in an agreement. The “cover” for an OTC derivative subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the derivative. The Board of Trustees has delegated to NAM the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed NAM when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegatee. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its net assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable by NAM, if any, to protect liquidity.

INVERSE FLOATING RATE SECURITIES

The Fund may invest up to 10% of its Managed Assets (up to 15% during its initial invest-up period) in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and which economically represent a leveraged investment in an underlying municipal bond, which may increase the effective leverage of the Fund. The Fund will invest in inverse floating rate securities as part of its regular investment program in order to enhance its ability to achieve the Fund’s investment objectives. These securities present special risks for two reasons: (i) if short-term interest rates rise (fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (ii) if long-term interest rates rise (fall), the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment.

Inverse floating rate securities typically are created by depositing a fixed-rate municipal bond in a special purpose trust created by a broker-dealer. The trust in turn issue (a) floating-rate certificates to short-term investors, in an amount equal to a fraction of the par amount or market value of the deposited bonds, which certificates typically pay short-term tax-exempt interest rates and (b) inverse floating-rate certificates (sometimes referred to as an “inverse floaters” or “residual interest bonds”) to investors interested in gaining leveraged investment exposure to a long-term municipal bond. The holder of the inverse floater in most circumstances bears substantially all of the price risk associated with the underlying bond.

These securities generally are illiquid. The Fund will seek to buy these securities at attractive values and yields that more than compensate the funds for their higher income and price volatility and reduced liquidity.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may purchase and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the purchaser enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under the rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of any delayed payment commitment. Income generated by any such assets that provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than their cost.

OTHER INVESTMENTS

Zero Coupon and Payment-In-Kind Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification to be taxed as a “regulated investment company” under the Code (as defined under “Tax Matters – Federal Income Tax Matters”), an investment company, such as the Fund, must distribute each year at least 90% of its investment company taxable income (as described under “Tax Matters – Federal Income Tax Matters”), including the original issue discount accrued on zero coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements to its Common Shareholders even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

DEFENSIVE POSITION; INVEST-UP PERIOD

During temporary defensive periods or in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the offering of Common Shares are being invested, the Fund may deviate from its investment objectives and may not be able to achieve its investment objectives. For a more complete discussion of the Fund’s portfolio composition, see the Fund’s Prospectus under “The Fund’s Investments.”

9

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (often referred to as “ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. NAM will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal security instruments. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described in the Fund’s Prospectus. As described in the Fund’s Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

PORTFOLIO TRADING AND TURNOVER RATE

Portfolio trading may be undertaken to accomplish the Fund’s investment objectives. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what NAM believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics. A security may also be sold when NAM anticipates a change in the price of such security, NAM believes the price of a security has reached or is near a realistic maximum, or there are other securities that NAM believes are more attractive given the Fund’s investment objectives.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 25% under normal circumstances. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in NAM’s opinion, investment considerations warrant such action. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Although these commissions and expenses are not reflected in the Fund’s “Total Annual Expenses” on page 16 of the Fund’s Prospectus, they will be reflected in the Fund’s total return. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with NAM (“the management agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at eight. None of the trustees who are not “interested persons” of the Fund has ever been a director or employee of, or consultant to, Nuveen, NAM or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class II trustees serving until the 2008 annual meeting, the Class III trustees serving until the 2009 annual meeting and the Class I trustees serving until the 2010 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, Timothy R. Schwertfeger, Judith M. Stockdale and Carole E. Stone are slated in Class I, William C. Hunter and David J. Kundert are slated in Class II and Robert P. Bremner, Jack B. Evans, and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustee who is an “interested person” of the Fund:

Timothy R. Schwertfeger* 333 West Wacker Drive Chicago, IL 60606	03/28/49	Chairman of the Board and Trustee, 2007 Class I	Former Director (1994-November 12, 2007), Chairman (1996-November 12, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007), and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., Nuveen Asset Management (1997-2007) and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1996-2006) of Institutional Capital Corporation.	177

*	“Interested person” as defined in the 1940 Act, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

11

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Trustees who are not “interested persons” of the Fund:

Robert P. Bremner 333 West Wacker Drive Chicago, Il 60606	8/22/40	Lead Independent Trustee, 2007 Class III	Private Investor and Management Consultant.	177

Jack B. Evans** 333 West Wacker Drive Chicago, IL 60606	10/22/48	Trustee, 2007 Class III	President (since 1996), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Vice Chairman, United Fire Group, a publicly-held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee, Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	177

**	As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

12

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Other Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 333 West Wacker Drive Chicago, IL 60606	3/6/48	Trustee, 2007 Class II	Dean (since July 2006), Tippie College of Business, University of Iowa; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago; Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation, a publicly-held company; Director (May 2005-October 2005) of SS&C Technologies, Inc.	177

David J. Kundert 333 West Wacker Drive Chicago, IL 60606	10/28/42	Trustee, 2007 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management; President and CEO, Banc One Investment Advisors Corporation; President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation; Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	175

William J. Schneider 333 West Wacker Drive Chicago, IL 60606	9/24/44	Trustee, 2007 Class III	Chairman, formerly, Senior Partner and Chief Operating Officer (retired since 2004), Miller-Valentine Partners Ltd., a real estate investment company; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and Member of the Audit Committee, Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Board Member, Director, Dayton Development Coalition; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	177

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606	12/29/47	Trustee, 2007 Class I	Executive Director (since 1994), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director (1990-1994), Great Lakes Protection Fund.	177

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606	6/28/47	Trustee, 2007 Class I	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	177

13

Name and Address	Birthdate	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Fund:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606	9/9/56	Chief Administrative Officer, 2007

Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary (since 2003) of Symphony Asset Management LLC; formerly, Managing Director (2002-2004), General Counsel (since 1998) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Chartered Financial Analyst.

				177

Williams Adams IV 333 West Wacker Drive Chicago, IL 60606	6/9/55	Vice President (since 2007)	Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	119

Julia L. Antonatos 333 West Wacker Drive Chicago, Il 60606	9/22/63	Vice President, 2007	Managing Director (since 2005), formerly Vice President (since 2002) of Nuveen Investments, LLC; CFA charterholder.	177

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606	1/11/62	Vice President (since 2007)	Managing Director, (since 2004), previously, Vice President (1993-2004) of Nuveen Investments LLC.	119

Michael T. Atkinson 333 West Wacker Drive Chicago, IL 60606	2/3/66	Vice President and Assistant Secretary, 2007	Vice President (since 2002) of Nuveen Investments, LLC.	177

Peter H. D’Arrigo 333 West Wacker Drive Chicago, IL 60606	11/28/67	Vice President and Treasurer, 2007

Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC. (since 2002), Rittenhouse Asset Management, Inc. (since 2003), Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasurer of Symphony Asset Management LLC (since 2003); Chartered Financial Analyst.

				177

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606	10/24/45	Vice President, 2007	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Managing Director (since 2005) of Nuveen Asset Management.	177

William M. Fitzgerald 333 West Wacker Drive Chicago, IL 60606	3/2/64	Vice President, 2007	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; formerly, Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; CFA charterholder.	177

14

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606	5/31/54	Vice President and Controller, 2007	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998- 2004) of Nuveen Investments, Inc.; Certified Public Accountant.	177

15

Name and Address	Birth date	Positions and Offices with the Fund and Year First Elected or Appointed	Principal Occupations, Including Directorships Held, During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606	2/24/70	Vice President and Chief Compliance Officer, 2007	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Vice President, formerly, Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003), formerly, Assistant Vice President of Nuveen Asset Management; previously, Associate (2001- 2003) at the law firm of Vedder, Price Kaufman & Kummholz.	177

David J. Lamb 333 West Wacker Drive Chicago, IL 60606	3/22/63	Vice President, 2007	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	177

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606	8/27/61	Vice President, 2007	Vice President (since 1999) of Nuveen Investments, LLC.	177

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606	7/27/51	Vice President and Assistant Secretary, 2007

Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.***; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007).

				177

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	3/26/66	Vice President and Secretary, 2007

Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				177

John V. Miller 333 West Wacker Drive Chicago, IL 60606	4/10/67	Vice President, 2007	Managing Director (since 2007), formerly, Vice President (2002-2007), of Nuveen Investments, LLC; CFA charterholder.	177

James F. Ruane 333 West Wacker Drive Chicago, IL 60606	7/3/62	Vice President and Assistant Secretary, 2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant	177

***	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee. Because the Fund is newly organized, none of the committees have met during the Fund’s last fiscal year. The executive committee will meet once prior to the commencement of the Fund’s operations.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

The audit committee monitors the accounting and reporting policies and practices of the Fund, the quality and integrity of the financial statements of the Fund, compliance by the Fund with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Chair, and William J. Schneider.

          The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities—including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make

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the final selection of any new trustees. The members of the nominating and governance committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone.

The dividend committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Jack B. Evans and Judith M. Stockdale.

The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Fund that are not otherwise the jurisdiction of the other board committees. As part of its duties regarding compliance matters the committee is responsible for the oversight of the Pricing Procedures of the Fund and the Valuation Group. The members of the compliance, risk management and regulatory oversight committee are William J. Schneider, Chair, William C. Hunter, Judith M. Stockdale and Carole E. Stone.

The independent directors of the Nuveen Fund Board have appointed Robert P. Bremner as their Lead Director. The role of the Lead Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and its processes. Specific responsibilities may include organizing and leading independent director sessions, facilitating and ensuring an appropriate level of communication among the independent directors, leading the assessment of the Board’s effectiveness, and working with NAM’s staff and outside counsel on Board meeting agendas, Board material and workshops for directors to ensure that the priorities of the independent directors are addressed.

The trustees are trustees of 58 Nuveen open-end funds and 119 closed-end funds, except David J. Kundert is trustee of 58 Nuveen open-end funds and 117 closed-end funds managed by NAM. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NAM, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NAM, Nuveen, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

Class I trustees will serve until the annual meeting of shareholders in 2010; Class II trustees will serve until the annual meeting of shareholders in 2008; and Class III trustees will serve until the annual meeting of shareholders in 2009. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws.” If issued, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. Holders of MuniPreferred Shares, if issued, will also be entitled to elect a majority of the Fund’s trustees under certain circumstances. See “Description of Shares—MuniPreferred Shares—Voting Rights.”

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The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Timothy R. Schwertfeger	None	Over $100,000
Robert P. Bremner	None	Over $100,000
Jack B. Evans	None	Over $100,000
William C. Hunter	None	Over $100,000
David J. Kundert	None	Over $100,000
William S. Schneider	None	Over $100,000
Judith M. Stockdale	None	Over $100,000
Carole E. Stone	None	None

No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NAM, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NAM or Nuveen.

The following table sets forth estimated compensation to be paid by the Fund projected during the Fund’s first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that

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permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

	Aggregate Compensation from Trust(1)	Total Compensation from Fund and Fund Complex(2)	Amount of Total Compensation That Has Been Deferred(3)
Timothy R. Schwertfeger	$—	$—	—
Robert P. Bremner(4)	899	177,099	24,525
Jack B. Evans	848	180,111	40,798
William C. Hunter	692	146,018	130,075
David J. Kundert	751	144,759	128,801
William J. Schneider	818	171,879	151,746
Judith M. Stockdale	751	148,510	84,773
Carole E. Stone(5)	692	—	—

(1)	Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 12/31/2007, representing the Fund’s first full fiscal year, for services to the Fund.

(2)	Based on the compensation paid to the trustees for the one year period ending 12/31/2006 for services to the Nuveen open-end and closed-end funds. Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Nuveen funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds.

(3)	Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are stated above.

(4)	Robert P. Bremner was appointed Lead Director of the Board of Trustees. The Lead Director receives compensation of $25,000 annually, effective January 1, 2007.

(5)	Carole E. Stone was appointed to the Board of Trustees of the Nuveen funds, effective January 1, 2007.

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The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. (“Nuveen Investments”) or its affiliates.

INVESTMENT ADVISER

NAM, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation. NAM also is responsible for managing operations and the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. For additional information regarding the management services performed by NAM, including biographies of each of the Fund’s portfolio managers and further information about the investment management agreement between the Fund and NAM, see “Management of the Fund” in the Fund’s Prospectus.

NAM, 333 West Wacker Drive, Chicago, Illinois 60606, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments. According to data from Thomson Wealth Management, Nuveen Investments is the leading sponsor of closed-end exchange-traded funds as measured by number of funds (119) and the amount of fund assets under management (approximately $53.2 billion) as of September 30, 2007. Founded in 1898, Nuveen Investments and its affiliates had approximately $170.4 billion of assets under management as of September 30, 2007, of which $64.2 billion was in municipal securities. Regarding this $64.2 billion of tax-exempt municipal securities, approximately $35.0 billion, $15.3 billion, $12.4 billion and $1.4 billion represent assets relating to closed-end bond municipal funds, open-end municipal bond funds, retail municipal managed accounts and institutional municipal managed accounts, respectively.

Nuveen Investments provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments markets its capabilities—which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios—under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony.

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and NAM, and resulted in the automatic termination of the agreement. The Board of Trustees of the Fund considered and approved a new ongoing investment management agreement with NAM. The new ongoing agreement was approved by the Fund’s initial sole shareholder, NAM, and took effect November 13, 2007.

The investor group led by Madison Dearborn Partners, LLC includes affiliates of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the 1940 Act) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and certain of its affiliates. NAM has or will adopt policies and procedures that address investment activities of, and other arrangements involving, NAM that may give rise to certain conflicts of interest. NAM does not believe that any such prohibition or limitation will have a materially adverse effect on the Fund’s ability to pursue its investment objectives and policies.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this Statement of Additional Information.

Portfolio Management Team. John V. Miller and John Wilhelm are the Portfolio Managers of the Fund at NAM and have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

Other Accounts Managed. In addition to managing the Fund, Mr. Miller is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2007 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	5	$5.8 billion
Other Pooled Investment	1	$38.4 million
Other Accounts	8	$1.4 million

In addition to managing the Fund, Mr. Wilhelm is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of October 31, 2007 unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets*
Registered Investment Company	3	$5.7 billion
Other Pooled Investment	0	$0
Other Accounts	7	$1.2 million

*	None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. The Fund’s Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each portfolio manager. Cash bonuses are variable and focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the portfolio manager. Portfolio Manager compensation is not based on the value of assets held in the Fund’s portfolio.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NAM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NAM has adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to many of its clients’ accounts, NAM determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NAM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NAM may place separate, non-simultaneous, transactions for a Fund and other accounts, which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

•

The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where NAM has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NAM has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Beneficial Ownership of Securities. As of the date of this Statement of Additional Information, neither Mr. Miller nor Mr. Wilhelm beneficially own any stock issued by the Fund.

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Unless earlier terminated as described below, the Fund’s management agreement with NAM will remain in effect until August 1, 2009. The management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the management agreement, cast in person at a meeting called for the purpose of voting on such approval. The management agreement may be terminated at any time, without penalty, by either the Fund or NAM upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. See also “Investment Adviser” for a discussion of the merger which, if consummated, will result in the automatic termination of the Fund’s management agreement. A new management agreement, if approved as described, would remain in effect until                     .

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The Fund, NAM, Nuveen and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NAM and Nuveen can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

The Fund invests its assets primarily in municipal securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of certain issuers whose securities the Fund already owns when such securities have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed issuer, NAM may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that an issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of NAM’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, reports were filed with the Securities and Exchange Commission on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

In the event of a conflict of interest that might arise when voting proxies for the Fund, NAM will defer to the recommendation of an independent third party engaged to determine how the proxy should be voted, or, alternatively, members of NAM’s legal and compliance departments, in consultation with the Board of Trustees, will examine the conflict of interest and seek to resolve such conflict in the best interest of the Fund. If a member of NAM’s legal or compliance department or the Board of Trustees has a personal conflict of interest, that member will refrain from participating in the consultation.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available without charge by calling (800) 257-8787 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, NAM is responsible for decisions to purchase and sell securities for the Fund, the negotiation of the prices to be paid and the allocation of transactions among various dealer firms. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with NAM’s obligation to obtain best qualitative execution. In certain instances, the Fund may make purchases of underwritten issues at prices that include underwriting fees.

Portfolio securities may be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates or affiliates of NAM except in compliance with the 1940 Act.

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It is NAM’s policy to seek the best execution under the circumstances of each trade. NAM will evaluate price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NAM’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NAM. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NAM’s own research efforts, the receipt of research information is not expected to reduce significantly NAM’s expenses. While NAM will be primarily responsible for the placement of the business of the Fund, NAM’s policies and practices in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

NAM may manage other investment accounts and investment companies for other clients that may invest in the same types of securities as the Fund and that may have investment objectives similar to those of the Fund. NAM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where NAM reasonably determines that departure from a pro rata allocation is advisable. There may also be instances where the Fund will not participate at all in a transaction that is allocated among other accounts. While these allocation procedures could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NAM’s management outweigh any disadvantage that may arise from NAM’s larger management activities and its need to allocate securities.

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DESCRIPTION OF SHARES

COMMON SHARES

For a description of the Fund’s Common Shares, see “Description of Shares—Common Shares” in the Fund’s Prospectus.

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MUNIPREFERRED SHARES

The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any MuniPreferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

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Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, measured immediately after issuance of the MuniPreferred Shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred Shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. The MuniPreferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of MuniPreferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of MuniPreferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding MuniPreferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

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The affirmative vote of the holders of a majority of the Fund’s outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s MuniPreferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this Statement of Additional Information. The class or series vote of holders of MuniPreferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s MuniPreferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase MuniPreferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any future issuance of MuniPreferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as MuniPreferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any MuniPreferred Shares.

BORROWINGS

The Fund has no current intention of incurring any borrowing or issuing commercial paper or notes (collectively, “Borrowings”). However, the Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue Borrowings (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements would increase the cost of any such Borrowings over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, as with the issue of MuniPreferred Shares, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings on commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings would be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act would (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code (as defined under “Tax Matters—Federal Income Tax Matters”), the Fund would repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund. The Fund also may borrow up to an additional 5% of its total assets for temporary purposes.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any Borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange or elsewhere, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange or elsewhere, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

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Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Fund’s Prospectus under “Certain Provisions in the Declaration of Trust and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund’s Common Shares would no longer be listed on the New York Stock Exchange or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act or rules thereunder) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks—Leverage Risk.”

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Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of common shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors (including Common Shareholders with large positions in the Fund). Investors are advised to consult with their own tax advisors before investing in the Fund.

The Fund intends to elect to be treated, and to qualify each year, as a regulated investment company, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to satisfy conditions which enable dividends on Common Shares which are attributable to interest on municipal obligations to be exempt from federal income tax in the hands of owners of such stock, subject to the possible application of the federal alternative minimum tax.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or non-U.S. currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in “qualified publicly traded partnerships,” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships; and (c) distribute each year an amount equal to or greater than the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and the net capital gain not otherwise retained by the Fund.

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Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary taxable income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary taxable income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed in the same manner as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and distributions to shareholders would not be deductible by the Fund in computing its taxable income. Additionally, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income,” as discussed below in the case of noncorporate shareholders and (ii) for the dividends received deduction under Section 243 of the Code (the “Dividends Received Deduction”) in the case of corporate shareholders.

The Fund intends to qualify to pay “exempt-interest” dividends, as defined in the Code, on its Common Shares by satisfying the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt municipal bonds. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on municipal bonds and are so designated by the Fund. Exempt-interest dividends will be exempt from U.S. federal income tax, subject to the possible application of the federal alternative minimum tax. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of accrued market discount on the bond.

A portion of the Fund’s expenditures that would otherwise be deductible may not be allowed as deductions by reason of the Fund’s investment in municipal securities (which such disallowed portion, in general, being the same percentage of the Fund’s aggregate expenses as the percentage of the Fund’s aggregate income that constitutes exempt-interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions, if any, will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount. As a result, income distributions by the Fund in excess of the amount of the Fund’s exempt-interest dividends may be taxable as ordinary income.

The Fund’s investment in zero coupon bonds will cause it to realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Distributions to shareholders of net investment income received by the Fund from taxable temporary investments, if any, and of net short-term capital gains realized by the Fund, if any, will be taxable to its shareholders as ordinary income. Distributions by the Fund of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned the shares with respect to which such distributions are made. The amount of taxable income allocable to the Fund’s shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). For taxable years beginning before January 1, 2011, “qualified dividend income” received by noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. For taxable years beginning on or after January 1, 2011, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. As long as the Fund qualifies as a regulated investment company under the Code, it

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is not expected that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as qualified dividend income in the case of noncorporate shareholders.

The Internal Revenue Service (the “IRS”) indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its MuniPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the MuniPreferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a “substantial user” of a facility financed by such bonds or a “related person” of such “substantial user.” As a result, the Fund may not be an appropriate investment for a shareholder who is considered either a “substantial user” or a “related person” within the meaning of the Code. In general, a “substantial user” of a facility includes a “nonexempt person who regularly uses a part of such facility in his trade or business.” “Related persons” are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and certain members of their families), an S corporation and each of its shareholders (and certain members of their families) and various combinations of these and other relationships. The foregoing is not a complete description of all of the provisions of the Code covering the definitions of “substantial user” and “related person.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

Certain of the Fund’s investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to holders of common shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxes at ordinary income rates. Absent further legislation, the 15% maximum rate applicable to long-term capital gains will cease to apply to taxable years beginning after December 31, 2010. Any loss on the sale of common shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such common shares. If a shareholder sells or otherwise disposes of Common Shares before holding them for six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder. Any loss realized on a sale or exchange of shares of the Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund within a period of 61 days

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beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain “private activity” bonds is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from municipal obligations subject to the federal alternative minimum tax, a portion of the dividends paid by the Fund, although otherwise exempt from U.S. federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. In addition, for certain corporations, federal alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore a distribution by the Fund that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings. Certain small corporations are not subject to the federal alternative minimum tax.

Tax-exempt income, including exempt-interest dividends paid by the Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

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EXPERTS

The Financial Statements of the Fund as of October 16, 2007 appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, 17th Floor, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021.

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Fund’s Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholder

Nuveen Municipal High Income Opportunity Fund 2

We have audited the accompanying statement of assets and liabilities of Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) as of October 16, 2007, and the related statement of operations for the period from September 13, 2007 (date of organization) through October 16, 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nuveen Municipal High Income Opportunity Fund 2 at October 16, 2007, and the results of its operations for the period from September 13, 2007 (date of organization) through October 16, 2007, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois

October 17, 2007

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Nuveen Municipal High Income Opportunity Fund 2

Statement of Assets and Liabilities

October 16, 2007

Assets:
Cash	$100,275
Offering costs	500,000
Receivable from Adviser	11,000

Total assets	611,275

Liabilities:
Accrued offering costs	500,000
Payable for organization costs	11,000

Total liabilities	511,000

Net assets applicable to Common shares	$100,275

Common shares outstanding	7,000

Net asset value per Common share outstanding ($100,275 divided by 7,000 Common shares outstanding)	$14.325

Net Assets Represent:
Shares, $.01 par value; unlimited number of shares authorized, 7,000 Common shares outstanding	$70
Paid-in surplus	100,205

Net assets applicable to Common shares	$100,275

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Nuveen Municipal High Income Opportunity Fund 2

Statement of Operations

Period from September 13, 2007 (date of organization) through October 16, 2007

Investment income	$—

Expenses:
Organization costs	11,000
Expense reimbursement	(11,000)

Total expenses	—

Net investment income	$—

(1) The Fund

The Nuveen Municipal High Income Opportunity Fund 2 (the “Fund”) was organized as a Massachusetts business trust on September 13, 2007. The Fund has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common shares to Nuveen Asset Management, the Fund’s investment adviser (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”).

The Fund seeks to provide attractive income exempt from regular federal income tax and secondarily to seek additional total return. The Fund seeks to achieve its investment objectives by investing in a portfolio of municipal securities that the Adviser believes are underrated and undervalued based on its bottom-up, research-driven investment strategy.

The Fund is authorized by its Declaration of Trust to utilize financial leverage by offering Preferred shares (“MuniPreferred shares”). MuniPreferred shares may have a liquidation value of $25,000 per share and may be issued in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund’s Board of Trustees without approval of the Common shareholders.

(2) Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

(3) Organization and Offering Costs

Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, has agreed to (i) reimburse all organizational costs of the Fund (approximately $11,000) and (ii) pay all offering costs (other than sales load) that exceed $.03 per Common share. Based on an estimated offering size of $250,000,000 (16,666,667 Common shares), the Fund would pay a maximum of $500,000 of offering costs and Nuveen would pay all offering costs in excess of $500,000, which is currently estimated to be $215,000. The Fund’s share of Common share offering costs will be recorded as a reduction of the proceeds from the sale of the shares upon commencement of Fund operations. If the Fund offers MuniPreferred shares, the offering costs will also be borne by Common shareholders as a direct reduction in paid-in-surplus.

(4) Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee. The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets	Fund-Level Fee Rate
First $125 million	0.5500%
Next $125 million	0.5375
Next $250 million	0.5250
Next $500 million	0.5125
Next $1 billion	0.5000
$2 billion and over	0.4750

Complex-Level Fee. The annual complex-level fee, payable monthly, shall be applied according to the schedule below. Based on complex-level assets of $73.1 billion as of September 30, 2007, the complex-level fee rate would be 0.1831%.

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by and borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

The Adviser has contractually agreed to waive 100% of the management fee from the commencement of operations through February 29, 2008, 50% of the management fee for the period March 1, 2008 through May 31, 2008, and 25% of the management fee for the period June 1, 2008 through August 31, 2008.

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of it net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay Federal corporate income taxes on such retained gains.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on the following considerations:

1.	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentration applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, And C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A Subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arreas on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc. — A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P) : When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings — A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

TAXABLE EQUIVALENT YIELD TABLE

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax-free yields assuming the stated marginal federal tax rates for 2007 listed below. This table should not be considered a representation or guarantee of future results.

TAXABLE EQUIVALENT OF TAX-FREE YIELDS*

TAX-FREE YIELDS

SINGLE-RETURN BRACKET	JOINT-RETURN BRACKET	FEDERAL TAX RATE	4.00%	4.25%	4.50%	4.75%	5.00%	5.25%	5.50%
0-$7,825	0-$15,650	10.0%	4.44%		5.00%		5.56%		6.11%
$7,825-$31,850	$15,650-$63,700	15.0%	4.71%		5.29%		5.88%		6.47%
$31,850-$77,100	$63,700-$128,500	25.0%	5..33%		6.00%		6.67%		7.33%
$77,100-$160,850	$128,500-$195,850	28.0%	5.56%		6.25%		6.94%		7.64%
$160,850-$349,700	$195,850-$349,700	33.0%	5.97%		6.72%		7.46%		8.21%
Over $349,700	Over $349,700	35.0%	6.15%		6.92%		7.69%		8.46%

5.75%	6.00%	6.25%	6.50%	6.75%	7.00%	7.25%	7.50%
	6.67%		7.22%		7.78%		8.33%
	7.06%		7.65%		8.24%		8.82%
	8.00%		8.67%		9.33%		10.00%
	8.33%		9.03%		9.72%		10.42%
	8.96%		9.70%		10.45%		11.19%
	9.23%		10.00%		10.77%		11.54%

*	Please note that the table does not reflect (i) any federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than federal personal income taxes.

B-1

Nuveen Municipal High Income Opportunity Fund 2

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

November 15, 2007